Exhibit 10.2

Capital Southwest Corporation
FIFTH AMENDMENT TO AMENDED AND RESTATED EQUITY DISTRIBUTION AGREEMENT

     FIFTH AMENDMENT TO AMENDED AND RESTATED EQUITY DISTRIBUTION AGREEMENT, dated as of October 30, 2024 (this “Fifth Amendment”), by and between Capital Southwest Corporation, a Texas corporation (the “Company”), and [ ] (the “Manager”).

W I T N E S S E T H:
    WHEREAS, the Company and the Manager are parties to that certain Amended and Restated Equity Distribution Agreement, dated as of May 26, 2021, as amended by (i) that certain First Amendment to Amended and Restated Equity Distribution Agreement, dated August 3, 2021, (ii) that certain Second Amendment to Amended and Restated Equity Distribution Agreement, dated November 2, 2021, (iii) that certain Third Amendment to Amended and Restated Equity Distribution Agreement, dated August 2, 2022 and (iv) that certain Fourth Amendment to Amended and Restated Equity Distribution Agreement, dated May 21, 2024 (as amended, restated, and modified to date, the “Equity Distribution Agreement”); and

    WHEREAS, the Company and the Manager have agreed to amend the Equity Distribution Agreement solely upon the terms and conditions provided for in this Fifth Amendment.

    NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.Effective as of October 30, 2024, Section 2(a) of the Equity Distribution Agreement shall be, and it hereby is, amended and restated in its entirety as follows:

(a)Compliance with Registration Requirements. The Company has prepared and filed with the Commission a registration statement (File No. 333-282873) on Form N-2, including a related base prospectus, for registration under the 1933 Act of the offering and sale of the Shares (the “Registration Statement”). Such Registration Statement, including any post-effective amendments thereto filed on or prior to October 30, 2024 (the “Execution Time”), has become effective, and no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for any such purpose, have been instituted or are pending or, to the knowledge of the Company, have been threatened by the Commission, and any request on the part of the Commission for additional information with respect thereto has been complied with. The Company may have filed, as part of an amendment to the Registration Statement or pursuant to Rule 424 under the 1933 Act or such other 1933 Act rule as may be applicable to the Company, one or more amendments thereto, each of which has previously been furnished to you. The Company will file with the Commission one or more prospectus supplements (each, a “Prospectus Supplement” and collectively, the “Prospectus Supplements”) relating to the Shares in accordance with Rule 424 under the 1933 Act, including all documents incorporated or deemed to be incorporated therein by reference. As filed, such Prospectus Supplements, together with the Base Prospectus, shall contain all information required by the 1933 Act and the 1940 Act and, except to the extent the Manager shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or prior to any such time this representation is repeated or deemed to be made. The Registration Statement, at the Execution Time, as of the time of each sale of Shares pursuant to this Agreement (each, a “Time of Sale”), at each Settlement Date (as defined in Section 3(a)(vi) hereof), and at all times during which a prospectus is required by the 1933 Act to be delivered in connection with any sale of Shares, meets or will meet the requirements set forth in Rule 415(a)(1)(x) under the 1933 Act.

On its most recent Effective Date, the Registration Statement did, and when the Prospectus is first filed in accordance with Rule 424 under the 1933 Act, as of the date that it is filed with the Commission, as of the date of each of the Prospectus Supplements, as of each Time of Sale, at each Settlement Date, and at all times during which a prospectus is required by the 1933 Act to be delivered in connection with any sale of Shares, the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the 1933 Act and the 1940 Act; on its most recent Effective Date, at the Execution Time and, as amended or supplemented, as of each Time of Sale, at each Settlement Date and at all times during which a prospectus is required by the 1933 Act to be delivered in connection with any sale of Shares, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and at no time during the period that begins on the date of the Prospectus Supplement and ends at the later of each Settlement Date and the end of the period during which a prospectus is required by the 1933 Act to be delivered in connection with any sale of Shares did or will the Prospectus, as then amended or supplemented, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectus (or any supplement thereto), in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Manager specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto), it being understood and agreed that the only such information furnished by the Manager consists of the information specifically relating to the Manager in the last paragraph under the heading “Plan of Distribution” in the Prospectus Supplement filed by the Company with the Commission on October 30, 2024. The Commission has not issued any order preventing or suspending the use of the Prospectus.

2.Effective as of October 30, 2024, Section 2 of the Equity Distribution Agreement shall be, and it hereby is, amended to include the below provision as Section 2(tt):

(tt) WKSI Status. (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the 1933 Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) of the 1933 Act) made any offer relating to the Shares in reliance on the exemption of Rule 163 of the 1933 Act, and (iv) as of the Execution Time, the Company was and is a “well known seasoned issuer” as defined in Rule 405 of the 1933 Act. The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405 of the 1933 Act, that automatically became effective not more than three years prior to the most recent Time of Sale and Settlement Date; the Company has not received from the Commission any notice pursuant to Rule 401(g)(2) of the 1933 Act objecting to use of the automatic shelf registration statement form and the Company has not otherwise ceased to be eligible to use the automatic shelf registration form.

Except as expressly provided hereby, the parties further agree that all of the terms and provisions of the Equity Distribution Agreement are and shall remain in full force and effect.

This Fifth Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

This Fifth Amendment shall be governed by and construed in accordance with the laws of the State of New York, including without limitation Section 5-1401 of the New York General Obligations Law.

Capitalized terms used herein and not defined herein shall have the same meanings as in the Equity Distribution Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned has entered into this Fifth Amendment to Amended and Restated Equity Distribution Agreement as of the date first written above.

CAPITAL SOUTHWEST CORPORATION

By:
Name:    Michael S. Sarner
Title:    Chief Financial Officer

ACCEPTED as of the date first above written.

[ ]

By:
Name:
Title: